UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2004

Rotech Healthcare Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-100750	030408870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of Principal Executive Offices) (Zip Code)

(407) 822-4600

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release dated February 25, 2004 relating to Rotech Healthcare Inc.’s (the “Company”) financial results for the quarter and year ended December 31, 2003.

Item 12.	Results of Operations and Financial Conditions.

On February 25, 2004, the Company announced its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: February 25, 2004	By:	/S/ JANET L. ZIOMEK

Janet L. Ziomek Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 25, 2004 relating to the Company’s financial results for the quarter and year ended December 31, 2003.

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